                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): March, 30, 2001
                                                  ---------------


                             Berkshire Bancorp Inc.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-13649                  94-2563513
----------------------------         -----------            ------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)           Identification No.)


     160 Broadway, New York, New York                                   10038
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (212) 791-5362
                                                      --------------


                                 Not Applicable
--------------------------------------------------------------------------------
           Former name or former address, if changed since last report

                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are omitted from this Current Report. The information required by Items 2 and 7(c) has been previously filed. This amended report is filed to provide the financial information required by Items 7(a) and 7(b).

Item 2. Acquisition of GSB Financial Corporation and Goshen Savings Bank.

         On March 30, 2001, Berkshire Bancorp Inc. ("Berkshire"), through its wholly owned subsidiaries, The Berkshire Bank and Greater American Finance Group, Inc., completed its merger with GSB Financial Corporation ("GSB Financial"). Under the terms of the merger, 978,032 shares of GSB Financial common stock were converted into 589,460 shares of Berkshire common stock, and 974,338 shares of GSB Financial common stock were purchased for $20.75 per share totaling approximately $20.2 million. This transaction was accounted for under the purchase method of accounting. Goodwill of approximately
$8.5 million will be amortized over a 15-year period.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.  Financial Statements of Business Acquired.

             See Exhibit 20

         b.  Proforma financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             FINANCIAL INFORMATION

   The following unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and related notes of Berkshire and GSB Financial Corp. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below. This information is not necessarily indicative of the operating results or of the financial position that would have occurred if the merger had been consummated nor is it necessarily indicative of future operating results or financial position of the combined enterprise. The unaudited pro forma condensed combined financial information does not reflect any adjustments to conform accounting practices or to reflect any cost savings or other synergies anticipated as a result of the merger.

Unaudited Pro Forma Condensed Combined Balance Sheet

   The following unaudited pro forma condensed combined balance sheet presents, under the purchase method of accounting, the consolidated balance sheets of Berkshire and GSB combined as of December 31, 2000 as if the merger had occurred on that date.

                    Condensed Combined Proforma Balance Sheet
                             As of December 31, 2000
                                   (unaudited)


                                                              Historical
                                                       ------------------------
                                                       Berkshire          GSB                Adjust                 Proforma
                                                       ---------        -------             --------                --------
ASSETS

Cash and due from banks                               $  2,512         $  3,940            $   --                   $  6,452
Interest bearing deposits                                6,605                -                                        6,605
Federal funds sold                                      27,250              525             (20,222)  (2)              7,553
                                                      --------         --------            --------                 --------
Total cash and cash equivalents                         36,367            4,465             (20,222)                  20,610
                                                      --------         --------            --------                 --------
Total investment securities                            117,060           53,333                                      170,393
Net loans                                               74,515          128,861                                      203,376
Accrued interest receivable                              1,355            1,654                                        3,009
Premises and equipment, net                                359            3,244                                        3,603
Prepaid expenses and other                               2,824            1,438              (1,186)  (6)              3,076
Goodwill, net                                           11,543                -               8,161   (7)             19,704
                                                      --------         --------            --------                 --------
                        Total assets                  $244,023         $192,995            $(13,247)                $423,771
                                                      ========         ========            ========                 ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                              $137,647         $120,415                                     $258,062
Securities sold under agreements to repurchase          23,127                -                                       23,127
Borrowings                                               1,500           39,000                                       40,500
Other liabilities                                        2,642            2,273                                        4,915
                                                      --------         --------            --------                 --------
                        Total liabilities              164,916          161,688                   -                  326,604
                                                      --------         --------            --------                 --------
Stockholders' equity
Common stock                                               256               22                 (22)  (1)                256

Additional paid-in capital                              78,549           21,560             (21,560)  (1)             89,464
                                                                                             10,269   (2)
                                                                                               (471)  (4)
                                                                                              1,117   (5)
Accumulated other comprehensive (loss) income, net         (85)             (88)                  -                     (173)
Retained earnings                                        8,352           15,478             (15,575)  (1)              8,255
Unearned ISAP stock                                          -             (471)                471   (5)                  -
Unallocated ESOP stock                                       -           (1,169)              1,169   (4)                  -
Less: Treasury stock                                    (7,965)          (4,025)              7,887   (3)               (635)
                                                                                              3,468   (1)
                                                      --------         --------            --------                 --------
Total stockholders' equity                              79,107           31,307             (13,247)                  97,167
                                                      --------         --------            --------                 --------

                                                      $244,023         $192,995            $(13,247)                $423,771
                                                      ========         ========            ========                 ========

(1) Elimination of equity of the company
(2) Purchase price of $20,221,880 ($20.75 per share of GSB common stock) in cash and 589,460 share of Berkshire common stock.

                                                               Berkshire          GSB           Adjustments      Proforma
                                                               ---------        ---------       -----------      --------
Common Stock - Berkshire Bancorp, Inc. ($0.10 par value)       2,566,095
Common Stock - GSB ($0.01 par value)                                            1,952,370        (1,952,370)             -
         Common Stock outstanding issued                                         (978,032)
         Common Stock issued (exchange rate .6027)                                                  589,460        589,460
                                                               ---------        ---------        ----------    -----------
                                                                                  974,338        (1,368,910)       589,460
                                                               =========        =========        ==========    ===========
         Shares Issued for Purchase                                                                                589,460
         Fair Value at 12/31/00                                                                                $     30.50
                                                                                                               -----------
                                                                                                                17,978,527
         Less Treasury stock, cost recorded (3)                                                                  7,886,975
                                                                                                               -----------
         Amount Capitalized into Additional Paid in Capital                                                    $10,091,552
                                                                                                               ===========


(3) Issuance of treasury stock for all shares purchased by GSB shareholders at an average cost of $13.38.

(4) Termination of ESOP plan with the shares sold back to the company to repay debt of the ESOP. Remaining shares distributed to participates creating additional goodwill of $1.1 million, included in goodwill of $8.5 million.

(5)  Termination of ISAP assuming that all remaining shares will be terminated.

(6) Direct costs associated with the acquisition which are capitalized into Goodwill.

(7) Goodwill represents the difference between the fair value of the net assets and total purchase price of $38.2 million and certain adjustments for direct costs, termination of benefit plans described above.

   The following unaudited pro forma condensed combined income statements present, under the purchase method of accounting, the consolidated income statements of Berkshire and GSB for the year ended December 31, 2000 as if the merger had occurred on January 1, 2000.


                  Condensed Combined Proforma Income Statement
                      For the year ended December 31, 2000
                                   (unaudited)

                                                     Historical
                                             ---------------------------
                                             BERKSHIRE              GSB               ADJUSTMENTS            PROFORMA
                                             ---------              ---               -----------            --------
INTEREST INCOME
Short-term interest-earning assets           $ 1,241              $    33               $(1,011)   (1)       $   263
Securities and other investments               6,381                3,791                                     10,172
Loans                                          6,397                9,187                                     15,584
                                             ------------------------------------------------------------------------
Total interest income                         14,019               13,011                (1,011)              26,019
                                             ------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                       4,344                4,303                                      8,647
Borrowings                                       840                2,740                                      3,580
                                             ------------------------------------------------------------------------
Total interest expense                         5,184                7,043                     -               12,227
                                             ------------------------------------------------------------------------
Net interest income                            8,835                5,968                (1,011)              13,792
PROVISION FOR LOAN LOSSES                         55                  135                                        190
Net interest income after                                                                (1,011)
 provision for loan losses                     8,780                5,833                                     13,602
NON-INTEREST INCOME                                                                                                -
Investment securities gain                    13,288                  138                                     13,426
Other income                                   1,330                  565                                      1,895
                                             ------------------------------------------------------------------------
Total non-interest income                     14,618                  703                     -               15,321
                                             ------------------------------------------------------------------------
NON-INTEREST EXPENSE
Salaries and employee benefits                 2,125                1,929                                      4,054
Net occupancy expense                            548                  367                                        915
Amortization of goodwill                         635                    -                   424 (2)            1,059
Other                                          1,156                1,732                     -                2,888
                                             ------------------------------------------------------------------------
Total non-interest expense                     4,464                4,028                   424                8,916
                                             ------------------------------------------------------------------------
Income before provision for taxes             18,934                2,508                (1,435)              20,007
Provision for income taxes                     6,868                1,073                  (465)(1)            7,476
                                             ------------------------------------------------------------------------
Net income                                   $12,066               $1,435               $  (970)             $12,531
                                             ========================================================================
Net income per share:
  Basic                                      $  5.76               $ 0.80                                    $  4.67
  Diluted                                    $  5.76               $ 0.78                                    $  4.67

Shares Outstanding - Basic                     2,095                1,790                (1,790)               2,684
                                                                                            589 (3)
Shares Outstanding - Diluted                   2,096                1,829                (1,829)               2,685
                                                                                            589 (3)



(1) Interest forgone for cash paid for acquisition ($20.2 million), assuming a 5% interest rate and a net tax benefit utilizing an effective tax rate of 46%.

(2)  Goodwill amortization of $8.5 million over a 15 year period.

(3)  Conversion of GSB shares to Berkshire Bancorp common shares.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BERKSHIRE BANCORP INC.


Dated:  May 11, 2001                   By: /s/ Steven Rosenberg
                                           --------------------------------
                                           Steven Rosenberg
                                           President and Chief Financial Officer


                                INDEX TO EXHIBITS

Exhibit No.   Page                   Description
-----------   ----                   -----------
    20                Consolidated financial statements of GSB Financial
                      Corporation and Subsidiaries as of December 31, 2000
                      and 1999, and for each of the years ended December 31,
                      2000 and 1999, the three months ended December 31, 1998
                      and the year ended September 30, 1998

    23                Consent of Nugent & Haeussler P.C.
